                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report:  August 16, 1995



                               VIVRA INCORPORATED

             (Exact name of registrant as specified in its charter)



    Delaware                     1-10261                          94-3096645
(State or other             (Commission File                   (I.R.S. Employer
jurisdiction of                  Number)                    Identification Number)
incorporation)


           400 Primrose, #200, Burlingame, CA                 94010
         Address of principal executive offices             (Zip Code)




              Registrant's telephone number, including area code:

                               (415) 348-8200


                   Former name if changed since last report:

       _________________________________________________________________

Item 5.  Other Events.

   The Registrant recently completed the acquisition of Oakwood Kidney Center, P.C. and Wyandotte Kidney Center, P.C. The Registrant includes herein pro forma financial information giving effect to the Registrant's unrelated acquisitions through July 1, 1995 for the fiscal year ended November 30, 1994 and the six months ended May 31, 1995.

   The Registrant also includes herewith audited financial statements of a substantial majority of the businesses acquired by the Registrant since
November 30, 1994.

Item 7.  Financial Statements and Exhibits.

   (a)   Audited Financial Statements of Acquired Businesses.

          99.1  Audited Financial Statements of the Demopolis Dialysis Clinic,
                Inc. for the year ended December 31, 1994.

          99.2  Audited Financial Statements of the Tuscaloosa County Dialysis
                Facilities, Inc. for the year ended December 31, 1994.

          99.3  Audited Financial Statements of Oak Valley Dialysis Clinic, Inc.
                for the year ended December 31, 1994.

          99.4  Audited Financial Statements of San Joaquin Artificial Kidney
                Center, Inc. for the year ended December 31, 1994.

          99.5  Combined Audited Financial Statements of Cape Coral Dialysis
                Center, Inc. and Dialysis Services of Southwest Florida, Inc.
                for the year ended December 31, 1994.

          99.6  Combined Audited Financial Statements of Oakwood Kidney Center,
                P.C. and Wyandotte Kidney Center, P.C. for the year ended
                December 31, 1994.

   (b)   Pro forma financial information of the Registrant.

   (c)   Exhibits.

          23.1  Consent of Harbin and West, P.C.

          23.2  Consent of Iacopi, Lenz & Company.

          23.3  Consent of Iacopi, Lenz & Company.





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
          23.4  Consent of Coopers & Lybrand, LLP.

          23.5  Consent of Ernst & Young, LLP.

          10.1  Agreement for Sale and Purchase of Assets, dated July 1,
                1995, by and among CDC and Oakwood, Chilikapati Family Limited
                Partnership  and Thavarajah Family Limited Partnership, Vijay
                Kumar Chilikapati  Revocable Living Trust dated September 26,
                1984 and the Krishnapilla Thavarajah Revocable Living Trust, the sole shareholders of Oakwood and K. Thavarajah, M.D., an individual, and C.V. Kumar, M.D., an individual.

          10.2 Agreement for Sale and Purchase of Assets, dated as of July 1, 1995, by and among CDC and Wyandotte and CTA Investment
                Group,  Vijay Kumar Chilikapati Revocable Living Trust dated
                September 26,  1984, the Krishnapilla Thavarajah Revocable
                Living Trust, and Syed Akbar, M.D., an individual, the sole shareholders of Wyandotte and K. Thavarajah, M.D., an individual, and C.V. Kumar, M.D., an individual.





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
                                  SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Dated:  August 15, 1995.


                                           VIVRA INCORPORATED



                                          By:  /s/ LeAnne Zumwalt
                                              ------------------------
                                                   LeAnne Zumwalt
                                              Vice President - Finance
                                                   and Secretary





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
                       FINANCIAL STATEMENTS AND EXHIBITS


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

   Description
   -----------

 (a)   Audited Financial Statements of Acquired Businesses.

       99.1     Audited Financial Statements of the Demopolis Dialysis Clinic,
                Inc. for the year ended December 31, 1994.

       99.2     Audited Financial Statements of the Tuscaloosa County Dialysis
                Facilities, Inc. for the year ended December 31, 1994.

       99.3     Audited Financial Statements of Oak Valley Dialysis Clinic, Inc.
                for the year ended December 31, 1994.

       99.4     Audited Financial Statements of San Joaquin Artificial Kidney
                Center, Inc. for the year ended December 31, 1994.

       99.5     Combined Audited Financial Statements of Cape Coral Dialysis
                Center, Inc. and Dialysis Services of Southwest Florida, Inc.
                for the year ended December 31, 1994.

       99.6     Combined Audited Financial Statements of Oakwood Kidney Center,
                P.C. and Wyandotte Kidney Center, P.C. for the year ended
                December 31, 1994.

 (b)  Pro forma financial information of the Registrant.

 (c)  Exhibits.

       23.1     Consent of Harbin and West, P.C.

       23.2     Consent of Iacopi, Lenz & Company.

       23.3     Consent of Iacopi, Lenz & Company.

       23.4     Consent of Coopers & Lybrand, LLP.

       23.5     Consent of Ernst & Young, LLP.


        10.1     Agreement for Sale and Purchase of Assets, dated July 1, 1995, by and among CDC and Oakwood, Chilikapati Family Limited Partnership
                 and Thavarajah Family Limited Partnership, Vijay Kumar Chilikapati
                 Revocable Living Trust dated September 26, 1984 and the
                 Krishnapilla Thavarajah Revocable Living Trust, the sole
                 shareholders of Oakwood and K. Thavarajah, M.D., an individual, and C.V. Kumar, M.D., an individual.

        10.2     Agreement for Sale and Purchase of Assets, dated as of July 1,
                 1995, by and among CDC and Wyandotte and CTA Investment Group,
                 Vijay Kumar Chilikapati Revocable Living Trust dated September 26,
                 1984, the Krishnapilla Thavarajah Revocable Living Trust, and Syed
                 Akbar, M.D., an individual, the sole shareholders of Wyandotte and
                 K. Thavarajah, M.D., an individual, and C.V. Kumar, M.D., an individual.
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
                      VIVRA Incorporated and Subsidiaries
                        Pro Forma Financial Information
                    (In thousands, except per share amounts)


    For the Year Ended November 30, 1994
    ------------------------------------
                                                          Actual                   As Adjusted
                                                          ------                   -----------
    Revenues, net                                        $286,519                   $317,239

    Costs and expenses                                    236,109                    263,905
                                                          -------                    -------

    Pre-tax income                                         50,410                     53,334

    Income taxes(2)                                        20,668                     21,867
                                                           ------                     ------

    After-tax                                              29,742                     31,467

    Gain on Disc. Ops.                                        697                        697
                                                              ---                        ---

    Net Earnings                                          $30,439                    $32,164
                                                          =======                    =======

    Earnings per share                                     $1.45                       $1.49


    For the Six Months Ended May 31, 1995
    -------------------------------------
                                                           Actual                   As Adjusted(1)
                                                           ------                   -----------

     Revenues, net                                        $171,737                     $181,286

     Costs and expenses                                    141,630                      150,302
                                                           -------                      -------
     Pre-tax income                                         30,107                       30,984

     Income Taxes(3)                                        11,718                       12,069
                                                            ------                       ------
     Net Earnings                                          $18,389                      $18,915
                                                           =======                      =======

     Earnings per share                                     $0.82                         $0.82

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(1)       Adjusted to give effect to a number of unrelated acquisitions by the
          Registrant and its subsidiaries, none of which individually was material.

(2)       Assumes a tax rate of 41.00%.

(3)       Assumes a tax rate of 40.00%.





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